                                                                    EXHIBIT 23.4

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors of Ag-Chem Equipment Co., Inc.:


We consent to the use of our reports incorporated herein by reference and the reference to our firm under the heading "Experts" in this Form S-4.


                                                     /s/ KPMG LLP

Minneapolis, Minnesota

August 31, 2001